UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     April 17, 2006
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                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


         Delaware                     0-26272                   59-2705336
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(State or other jurisdiction        (Commission                IRS Employer
of incorporation)                   File Number)            Identification No.)


2050 Diplomat Drive               Dallas, TX                              75234
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  (Address of principal executive offices)                           (Zip Code)


         Company's telephone number, including area code      (972) 241-4080
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

         Natural Health Trends Corp. (the "Company") announced today that it has not filed its Annual Report on Form 10-K with the Securities and Exchange Commission ("SEC") by the close of business on April 17, 2006, as required by SEC and Nasdaq rules and regulations. The Company has been unable to complete its financial statements, and the audit of those financial statements.

         A number of items remain open before the financial statements can be completed. One issue is obtaining further clarification that the Company's e-commerce business in Hong Kong is not covered by, and therefore not in violation of, Chinese laws regarding direct selling and multi-level marketing. Many of the Company's independent consumer members reside in the People's Republic of China ("PRC") and purchase Company products via the Internet from the Company's Hong Kong subsidiary. The Company has consulted with outside professionals and believes that the Company's Hong Kong e-commerce business model is not in violation of Chinese laws.

         Another issue is determining if a previously engaged product importer paid the correct amount of import duties with respect to the shipment of Company products into the PRC and, if not, whether the Company could be held responsible for the underpayment, if any, of Chinese duty. The product importer in question is a related party, whose principal owner is a member of the Board of Directors of the Company's wholly owned Chinese subsidiary. The Company is working diligently to further quantify the risk, if any, associated with whether the product importer underpaid import duties, and if so, whether any such underpayments could in the future become a Company obligation.The Company has consulted with outside professionals and believes that the Company has no liability for underpaid duties should it later be determined they exist.

         Since March 2006, the Company has engaged a new, unrelated product importer. Based upon the advice of outside counsel and other professionals, the Company believes that it will not be responsible for any underpayment, if any, of import duties made by this new product importer.

         The Company has gathered significant documentation and sought the opinions or counsel of outside professionals in its effort to meet the requirements of completing the financial statements. The Company anticipates successfully resolving these and certain other outstanding issues in the very near future and filing the Form 10-K as soon as possible.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NATURAL HEALTH TRENDS CORP.


         Date: April 18, 2006
                                         By: /s/ CHRIS SHARNG
                                             -----------------------------------
                                             Name:  Chris Sharng
                                             Title: Executive Vice President and
                                                       Chief Financial Officer

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